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                                                                   EXHIBIT 10.25



                           THIRD AMENDMENT TO SUBLEASE


The Sublease dated October 7, 1998, by and between Jaycor, Inc. ("Sublandlord") and Jaycor Networks, Inc. ("Subtenant"), amended as First Amendment to Lease on December 1, 1998, and Second Amendment to Lease on April 1, 1999, is hereby amended as follows:

1. Premises: Effective May 15, 1999 Sublandlord agrees to lease an additional 8,680 rentable square feet ("Additional Premises" - see attached Exhibit "A") for a total of 22,503 rentable square feet.

2. Base Rent: Commencing May 15, 1999 the Base Rent shall be $30,604.08 per month. Estimated NNN expenses shall be $13,017.75 per month for a total monthly payment of $43,621.83.


Other than the above-referenced changes to the Sublease, all terms and conditions of the Original Sublease Agreement will remain in full force and effect.


AGREED AND ACCEPTED:

SUBLANDLORD:  Jaycor, Inc.

/s/ RANDY JOHNSON                         May 15, 1999
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SUBTENANT:  Jaycor Networks, Inc.

/s/ TERRY FLANAGAN                        May 15, 1999
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                                   EXHIBIT A


                          [FLOOR PLAN OF FIRST FLOOR]


                                     JAYCOR
                            9775 Towne Center Drive
                              San Diego, CA 92121


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                          [FLOOR PLAN OF SECOND FLOOR]
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                           [FLOOR PLAN OF THIRD FLOOR]